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                          Exhibit 23.4
                          ------------

The Board of Directors
TODAY'S BANCORP, INC.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading
"Experts" in the prospectus.

                         /s/ KPMG Peat Marwick LLP

Chicago, Illinois
August 5, 1996